SECURITIES & EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): August 16, 2006


                             LITTLEFIELD CORPORATION
                             -----------------------
             (exact name of registrant as specified in its charter)


         Delaware                      0-24805                 74-2723809
         --------                      -------                 ----------
(State or other jurisdiction      (Commission File           (I.R.S. Employer
      of incorporation)                Number)            Identification Number)


 2501 North Lamar Blvd., Austin, Texas                            78705
 -------------------------------------                            -----
(Address of principal executive offices)                        (Zip Code)



       Registrant's telephone number, including area code: (512) 476-5141

        (Former name or former address, if changed since last report.) NA


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 4.02   Non-Reliance on Previously Issued Financial Statements or a Related
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            Audit Report or Completed Interim Review.
            -----------------------------------------

The following information is furnished pursuant to Item 4.02.

On August 14, 2006, Littlefield Corporation issued a press release titled "Littlefield Corporation Announces Timing of Filings". A copy of that press release is attached as Exhibit 99 to this report. The press release announces that the company has concluded that its financial statements for fiscal 2005 must be restated, and therefore investors should no longner rely upon the financial statements in the current filed Report on Form 10-KSB for fiscal 2005.

The date conclusions were reached was August 14, 2006. The Company has discussed this matter with its independent accountant.

Item 9.01.   Financial Statements and Exhibits
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   (c)  Exhibits.

        Exhibit No.
        -----------
            99      News Release announcing Timing of Filings dated August 14,
                    2006.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 16, 2006
                                        Littlefield Corporation

                                        By: /s/ Jeffrey L. Minch
                                            --------------------
                                            Name:  Jeffrey L. Minch
                                            Title: President and Chief Executive
                                                   Officer